UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2018

KEARNY FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-37399	30-0870244
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

120 Passaic Avenue, Fairfield, New Jersey	07004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 244-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

A Special Meeting of Stockholders of Kearny Financial Corp. (the “Company”) was held on March 1, 2018. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the joint proxy statement/prospectus filed with the Securities and Exchange Commission on January 17, 2018. The final results of the stockholder votes are as follows:

Proposal 1 – Approval of the Merger Agreement and the Merger

The stockholders approved the Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and Clifton Bancorp Inc. (“Clifton”) and the merger, pursuant to which Clifton will merge with and into the Company, as follows:

For	61,663,613
Against	1,007,809
Abstain	482,545

Proposal 2 – Approval of Adjournment of Special Meeting

The stockholders approved the proposal to adjourn the Special Meeting, if more time is needed, to allow the Company time to solicit additional votes in favor of the Merger Agreement and the merger:

For	56,125,436
Against	6,545,769
Abstain	482,762

Item 8.01 Other Events

On March 2, 2018, the Company and Clifton announced that all regulatory approvals relating to the merger of Clifton with and into the Company have been received and that the stockholders of the Company and Clifton approved the Merger Agreement and the merger at their respective special meetings held on March 1, 2018. The merger is expected to be completed in early April 2018.

A joint press release announcing the approval of the Merger Agreement and the merger by the stockholders of each of the Company and Clifton, respectively, and the anticipated closing date of the merger, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A joint press release announcing the receipt of all regulatory approvals is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits.

The following Exhibit is attached as part of this report:

99.1	Press release dated March 2, 2018 regarding stockholder approvals and anticipated closing date

99.2	Press release dated March 2, 2018 regarding regulatory approvals

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEARNY FINANCIAL CORP.

DATE: March 5, 2018	By:	/s/ Craig L. Montanaro
Craig L. Montanaro
President and Chief Executive Officer